POWER OF ATTORNEY

I, the undersigned Director of Calvert Impact Fund (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke, and Lancelot King; my true and lawful attorneys, with full power to each of them, to sign for me and ‑in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund. with any government agency in any jurisdiction, domestic or foreign.

The same persons axe authorized generally to do a11 such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

When any of the above‑referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

December 12, 2002

Date

Rebecca L. Adamson

Name of Director

POWER OF ATTORNEY

I, the undersigned Director of Calvert Impact Fund (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke, and Lancelot King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

When any of the above‑referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

December 10, 2002

Date

Joy V. Tones

Name of Director

POWER OF ATTORNEY

I, the undersigned Director of Calvert Impact Fund (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke, and Lancelot King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

When any of the above‑referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

December 12, 2002

Date

D. Wayne Silby

Name of Director

POWER OF ATTORNEY

I, the undersigned Director of Calvert Impact Fund (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke, and Lancelot King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

When any of the above‑referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

December 10, 2002

Date

Barbara Krumsiek

Name of Director

POWER OF ATTORNEY

I, the undersigned Director of Calvert Impact Fund (the "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, Ivy Wafford Duke, and Lancelot King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

When any of the above‑referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

WITNESS my hand on the date set forth below.

January 17, 2003

Date

Ronald Wolfsheimer

Name